EQ ADVISORS TRUSTSM

EQ/Goldman Sachs Growth Allocation Portfolio

EQ/Goldman Sachs Moderate Growth Allocation Portfolio

SUPPLEMENT DATED NOVEMBER 24, 2020 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2020, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2020, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the EQ/Goldman Sachs Growth Allocation Portfolio and EQ/Goldman Sachs Moderate Growth Allocation Portfolio.

Effective November 18, 2020, Matthew Schwab of Goldman Sachs Asset Management, L.P., no longer serves as a member of the team that is responsible for the securities selection, research, and trading for the EQ/Goldman Sachs Growth Allocation Portfolio and EQ/Goldman Sachs Moderate Growth Allocation Portfolio. All references to Matthew Schwab in the Summary Prospectus, Prospectus and SAI are deleted in their entirety effective immediately.

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